                                                                    Exhibit 10.7


                                          SERVICE AGREEMENT
            ----------------------------  --------------------------------------
                                          Agreement Date (incl. Year): May 21,
             Agreement No.: 05211         1999
            ----------------------------  --------------------------------------

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1a    OPERATOR - REGISTERED ADDRESS       1b  OPERATOR - LOCATION
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REGUS BUSINESS CENTRE CORP.               REGUS REDWOOD SHORES
Harrison Executive Park, 3000             Suite 600 o 303 Twin Dolphin Drive
Westchester Ave., Suite 112               REDWOOD CITY, CA 94065
Purchase, NY 10577
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2a    CLIENT - REGISTERED ADDRESS         2b  CLIENT - INVOICING ADDRESS (if
                                              different)
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COMPANY NAME: Avesta Technologies, Inc.   COMPANY NAME:
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CONTACT/TITLE: Cameron Salfi, VP          CONTACT/TITLE:
Operations
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ADDRESS: Two Rector Street                ADDRESS:
----------------------------------------- --------------------------------------

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ZIP CODE: 10006   CITY: New York City     ZIP CODE:         CITY:
----------------------------------------- --------------------------------------
STATE: NY   COUNTRY: USA                  STATE:            COUNTRY:
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TELEPHONE: 212-285-1500                   TELEPHONE:
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FACSIMILE: 212-285-1551                   TAX I.D.
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3     FOR COMPANY USE ONLY                COMMENTS:
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Client's Office                           Additional Fixed Costs (Quantities
No.(s)             54  55  57             to be Determined later):
----------------------------------------- --------------------------------------
                                          Phones @ $125 ea. / mo.
or such other room within the             --------------------------------------
accommodation as allocated by the         FAX / Modem line @ $50 / mo.
Operator in substitution form time to     --------------------------------------
time.
----------------------------------------- --------------------------------------
Service Retainer      $10,800.00          T-1 Internet access @ $150 ea. / mo.
----------------------------------------- --------------------------------------
                                          Beverages @ $20 ea. / mo.
In respect to the agreed accommodation    --------------------------------------
on behalf of Regus Business Centre Corp.  Initial Payment:
----------------------------------------- --------------------------------------
Standard Facility Fee                     Service Retainer         $ 10,800
            $5,400.00 per calendar month
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TAX      $             M  M  D  D  Y  Y   June Rent for Office No. 54 $ 1,700
----------------------------------------- --------------------------------------
Term Commencement Date 0  6  0  1  9  9   June Rent for Office No. 55 $ 1,850
----------------------------------------- --------------------------------------
                       M  M  D  D  Y  Y   June Rent for Office No. 57  Free
----------------------------------------- --------------------------------------
Termination Date       1  1  3  0  9  9   Total Due                $ 14,350
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This Service Agreement (hereafter SA) is made between the Client whose name appears in 2 above (hereafter "Client") and the Operator whose registered name and address appear in 1a (hereafter "Operator"). The Accommodation is the sixth floor, 303 Twin Dolphin Drive, Redwood City, CA 94065 (hereafter "Accommodation").
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The Client hereby confirms that The Client has read and understood the terms and conditions on the reverse side and agrees to be bound thereby and The Operator agrees to provide the services and facilities as mentioned on the reverse side.
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For and on behalf of The Operator         For and on behalf of The Client
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Name (printed):  Rob Scafe                Name (printed): Cameron Salfi
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Title: Corporate Account Manager          Title: VP, Operations & Administration
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Date:  5/25/99                            Date: 5/25/99
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Signature:  /s/ Rob Scafe                Signature:  /s/ Cameron Saifi
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                               Terms & Conditions

1. FACILITIES AND SERVICES PROVIDED UNDER THIS AGREEMENT

a) In consideration of the payment by the Client of the standard facility fee specified in box 3 overleaf each month, the Operator provides the Client with access to and use of a fully furnished office accommodation (the "Accommodation") as specified overleaf in box 3 and public areas such as reception, kitchen, sanitary facilities and photocopying areas during the normal operating hours of 8:30 a.m. to 6:00 p.m., Monday through Friday. The standard facility fee includes all rates (except where specifically agreed between Client and Operator).

In addition, this standard facility fee includes: |_| 4 hours free use of a conference room for every calendar month of this Agreement, subject to availability |_| three days free office usage at any Regus centre world-wide, subject to availability, for every complete calendar month of this Agreement. |_| all service charges relating to normal use of heating, lighting, cleaning and servicing of public areas such as reception, kitchen and sanitary facilities.

|_| personalized telephone answering |_| receptionist to greet visitors

b) The following services and facilities are made available, for an additional service charge, either directly or through third parties: |_| secretarial services |_| photocopying |_| messaging |_| courier services |_| facsimile |_| car parking* |_| travel arrangements |_| office supplies |_| translations |_| meeting rooms |_| food and beverage services |_| mail handling |_| voicemail* |_| Videoconferencing* (*subject to availability)

2. DURATION AND TERMINATION OF THIS AGREEMENT

a) This Agreement is concluded for the duration specified in section 3 overleaf. Unless terminated in writing by either party giving thirty (30) days notice (forty five (45) days if the Accommodation consists of five or more offices), it will be automatically extended by further periods of two (2) months until three months notice of termination is received prior to the end of an extension period.

b) Extraordinary termination of this Agreement and of the right of access to the business centre

      The Operator may terminate this Agreement or refuse an extension of this Agreement for just cause, including breach of any part of this Agreement. Equally, if the Client, being a company, enters into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation) or, being an individual, has a receiving order made against hire or becomes bankrupt, the Operator will have the right to terminate all of the Client's rights under this Agreement or such other rights as the Operator designates with a without notice to the Client and in addition to and not in lieu of other remedies available. Upon any such action by the Operator, the Client will remain liable for all obligations which have previously accrued and will have to pay an indemnity equal to 3 months standard facility fee or the total facility fee of the unexpired term whichever is greater, together with all damages it may incur by reason thereof, including the cost of recovering and relating the Accommodation and attorneys' fees and expenses. This Agreement may be terminated at the option of the Operator upon the occurrence of any casualty or condemnation affecting the Accommodation of the business centre.

      In case of termination of the lease (the "Lease") between the Operator and the building owner ("Landlord"), this Agreement shall immediately terminate, unless Landlord requests that the Client agree upon the terms and conditions hereof for the unexpired term of this Agreement.

c) Extension of stay beyond the normal period of this Agreement

      Should the Client require the use of the Accommodation once this agreement period has terminated and has not been renewed under the general provisions of this Agreement. It is at the Operator's discretion to permit such an extension and it is subject to a surcharge of 150% on the standard facility fee, together with the service charges for any services used by the Client during such period. The Client shall be responsible for any loss, claim or liability incurred by the Operator pursuant to the terms of the Lease on account of the Client's failure to timely surrender the Accommodation.

3. PAYMENT OF THE STANDARD FACILITY FEE AND SERVICE CHARGE

a) Standard facility fee

The standard facility fee plus applicable taxes as listed in section 3 overleaf is payable in advance without any offset or deduction on the first working day of each month.

b) Service charges

All service charges for services and facilities used plus applicable tax are invoiced in arrears and are payable within seven days of receipt of invoice. The Operator reserves the right to change the cost of any or all of the service charges at any time during the term of this Agreement by giving 30 days notice to the Client.

c) Service Retainer

Prior to being given access to the Accommodation, the Client will pay a retainer specified overleaf against all obligations entered into by the Client in this Agreement, including any damage to the Client's Accommodation and furnishings and fittings therein. The retainer will be returned to the Client within 60 days of the Client vacating the Accommodation, subject to the deduction of any outstanding standard facility fee or service charges or other fees outstanding and the cost of returning the Accommodation to the condition it was found in at the commencement of the term, reasonable wear and tear excepted. The Client shall immediately replenish any portion of the retainer applied or retained by the Operator on account or any default by the Client hereunder. The Operator reserves the right to increase the retainer should the Client's outstanding facility fee and service charges exceed the retainer amount held or if the Client is repeatedly in arrears with payment of invoices.

d) Penalties upon late payment

The Operator reserves the right to terminate this Agreement and ask the Client to vacate the Accommodation immediately if the standard facility fee is not paid or the service charges for the additional services are not paid by the end of the day they are due. Any invoiced amounts left outstanding after their due date will be subject to interest at the rate of 4% above the annual rate of interest from time to time publicly announced by Citibank, N.A. as its prime commercial lending rate and a late charge of 5%. The Operator may also suspend the delivery of any services to the Client and/or the Accommodation if the Client is in default of any of it obligations hereunder.

f) Payment of disputed invoiced items

Should part of an invoice issued by the Operator be in dispute, the Client will be obliged to pay by the deadlines mentioned above the part of the invoice which is not in dispute while the disputed amount is being settled between the Operator and the Client without prejudice to paragraph 3(d) above.

4. THE CLIENT'S RIGHTS AND RESPONSIBILITIES

a) The Client will be entitled to carry on his business in the Accommodation specified in box 3 overleaf. The Operator reserves the right to relocate the Client to another office of similar size and equipment within the business centre should this become necessary for business reasons

b) During the term of this Agreement and subject to timely payment of the standard facility fee, the Client is entitled to use the address of the business centre as his business address. Upon termination of this Agreement for whatever reason, it is the Client's responsibility to notify all parties of the change of address. Subsequent mail sent to the address will be returned to sender.

c) The Client may only conduct business from the Accommodation in the name of the Client specified overleaf or such other business name as may be agreed in writing with the Operator.

d) Upon being given access to the Accommodation and office(s), an inventory list will be drawn up in which the Client confirms receipt of keys or entry cards, the condition of the Accommodation and furniture and fittings at the start of this Agreement.

e) The keys and entry cards remain the property of the Operator and shall not be duplicated or transferred to third parties without the express written permission of the Operator. The loss of keys must be reported to the Operator immediately. The cost of lost keys or cards, as well as the coat of changing locks will be borne by the Client. Should the Client use the Accommodation outside normal working hours he is responsible for locking all doors used.

f) The Client may not alter the Accommodation allocated to him in any way or install any furniture, equipment or telecommunication connections without me prior written consent of the Operator. The granting of this consent is entirely at the discretion of the Operator.

g) The Client will conduct business in a way which does not interfere with the Operator or any other client of the business centre and will comply with (and pay, as the case may be) all laws, permits, licensing laws, and state, city or other local taxes (including any rent and occupancy taxes) and any other requirements regulating the conduct of his business.

h) The Client may not bring animals into the centre or play loud music or use amplification equipment.

i) The Accommodation is in a non-smoking building.

j) The Client may not mount name signs or any type of advertising boards visible from outside his immediate Accommodation. Subject to the terms of the Lease and to availability, the Client will be included in any house directory. Any costs incurred in doing so will be paid for by the Client.

k) The Client may not use the Accommodation for any activities or actions which could be damaging to the Operator or Landlord or which could lead to an increase in insurance premiums paid by the Operator.

l) The Client may not offer employment to or hire any of the employees of the Operator. This applies to the entire duration of this Agreement and six months following its termination. If the Client contravenes provision, the Operator will be entitled to compensation in the sum of the total annual remuneration of the employee(s) in question.

m) The Client will remain solely responsible for the safety of its property and personnel and is responsible for actions and the actions of his employees. The Client shall maintain (a) all-risk property insurance covering property and (b) comprehensive general liability insurance, with the Operator and Landlord named as additional insureds, of no less than $2,000,000. The Client shall deliver to the Operator certificates of Insurance evidencing] such coverage. All such policies shall contain a provision whereby the same cannot be cancelled or modified unless the Operator is given at least thirty (30) days' prior written notice thereof. The Client shall defend and indemnify and hold the Operator harmless from any and all claims, liability or loss arising out of or incident to any injury to or death of persons occurring on or about the Accommodation and
(ii) the provision of, or use by the Client of any facilities (including occupancy of the Accommodation) or services hereunder. The Client hereby releases the Operator from any liability which the Operator might have to the Client for any damage caused by casualty. The Client agrees to include in its casualty insurance a waiver of the insurer's right of subrogation against the Operator.

n) The Client shall take such steps as are necessary to comply with its health and safety obligations and shall comply with such reasonable requirements of the Operator to this regard or in the management of the business centre generally as are necessary from time to time.

o) The Client will use the Accommodation for general office purposes only and for no other purposes (i.e. retail or service open to the general public), and will not use the Accommodation to provide to others services provided by Regus to Regus Clients and will not in any way whatsoever use or combine the Regus name whole or in part, for the purpose of trading activities.

p) The Client shall vacate the Accommodation on the day of expiration of this Agreement leaving Accommodation in the same condition as it was found save for wear and tear. The Client shall be required to repair any damage to the building, the business centre or the Accommodation caused by the Client. The Operator does not accept responsibility for any belongings of the Client left in the Accommodation and has the right to dispose of such property.

q) Joint and several liability

Should the Client be more than one person or party, all parties to this Agreement are liable jointly and severally for all obligations arising from this Agreement.

r) Notwithstanding any other terms of this Agreement, Client shall have ten (10) business days in which to cure any alleged breach of this Agreement after receipt of written notice from the Operator.

5. THE OPERATOR'S RIGHTS AND RESPONSIBILITIES

a) The Operator is responsible for: |_| general maintenance of the business centre and the Client's Accommodation |_| cleaning of the entire business centre |_| adequate lighting during normal opening hours |_| maintenance checks and renewals of equipment in the business centre.

b) The Operator has the right to enter the Client's Accommodation, upon giving reasonable notice, to inspect them, undertake repairs, maintenance work and to show the Accommodation to prospective clients.

c) The Operator will not be liable for any loss (real or consequential) sustained as a result of the Operator failing to provide any of the services as set forth in this Agreement as a result of any mechanical breakdown, strike, delay or failure of any staff, manager or caretaker to perform their duties unless acting with negligence and intent.

d) If the Client cannot be given access to the Accommodation or services, the Operator's liability is limited to forfeiting the standard facility fee chargeable for that period.

e) If the Operator is unable to deliver possession of any part of the Accommodation to be provided at the commencement of the term, the Operator will not be liable for any resulting damage nor will he have any liability except that the Client will not have to pay the standard facility fee for the period concerned and may withdraw from this Agreement.

f) The Operator shall be entitled to a reasonable period to cure any default by the Operator hereunder prior to the exercise of any remedies that the Client may have on account thereof.

g) Upon any assignment of the Operator's interest in the Lease, the Operator shall be automatically and entirely discharged from all liability in respect of the obligations to be performed by the Operator

6. OTHER PROVISIONS

a) This Agreement represents a contractual agreement between the Client and the Operator for the provision of services by the Operator to the Client. The Operator and the Client acknowledge by their execution hereof that no tenancy or lease rights are created in favor of the Client.

b) This Agreement may not be assigned, nor may any portion of the Accommodation be sublet, by the Client without the express written permission of the Operator, and any much purported assignment or sublet without such consent shall be void.

c) This Agreement may be transferred to another Regus centre worldwide with 60 day notice.

d) All notices by the Client or the Operator to the other must be in writing and delivered to an officer or authorized representative of the party concerned or sent by certified or registered mail, return receipt requested to the respective address shown overleaf.

e) The invalidity or unenforceability of any provision herein will not affect or impair the validity of a provision. No waiver of any default of the Client will be implied from any failure by the Operator to take action with respect to such default.

f) This Agreement supersedes any prior agreement and embodies all the contractual stipulations between the Client and the Operator relative to its subject matter.

g) This Agreement is interpreted and enforced with the laws of the state in which the centre in question is located.

h) The Client shall pay any costs (including attorneys' fees) incurred by the Operator in enforcing the terms of this Agreement.

i) This Agreement is subordinate to the Lease and to any agreements to which the Lease is subordinate

j) The Client shall indemnify the Operator for any loss, claim or liability incurred by the Operator pursuant to the terms of the Lease on account of any default by the Client hereunder.

k) The Client and the Operator hereby agree that without the consent of the other, they will not during the term or at any time thereafter disclose or use any of the terms this Agreement unless such disclosure is required by law. This provision shall survive the expiration or sooner termination hereof.

l) The Client waives, to the full extent permitted by law, any claim for consequential damages against the Operator in connection with this Agreement.

m) To the extent permitted by applicable law, the Client hereby waives trial by jury in connection with any dispute arising out of this Agreement.

n) The Client represents that it dealt with no broker In connection with this Agreement other than identified below. The Client shall indemnify the Operator from any loss or liability that the Operator may incur arising out of any inaccuracy or alleged inaccuracy of such representation. This provision shall survive the expiration or sooner termination hereof. Broker used in connection with this Agreement:

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Brokers: Clint VanOstrand -- Cornish & Carey Commercial
David Churton -- Insignia / ESG